                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------


                                   FORM 8-K/A

                                 Amendment No. 1
                                       to
                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): OCTOBER 28, 1997


                        Millennium Pharmaceuticals, Inc.
-------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
-------------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


            0-28494                                      04-3177038
------------------------------                ---------------------------------
   (Commission File Number)                   (IRS Employer Identification No.)


 640 Memorial Drive, Cambridge, Massachusetts                         02139
-------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)



       Registrant's telephone number, including area code: (617) 679-7000
-------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.   OTHER EVENTS

          On November 4, 1997, Millennium Pharmaceuticals, Inc. filed a Current Report on Form 8-K with the Securities and Exchange Commission to report, pursuant to Item 5 -- Other Events, the issuance of a press release announcing that it had entered into a broad collaborative research agreement in genomics research with Monsanto Company ("Monsanto") and Cereon Genomics, Inc. (formerly Monsanto Agricultural Genomics II LLC) ("Cereon"). A copy of the collaborative research agreement with Monsanto and Cereon is being filed as Exhibit 99.1 to this Amendment No. 1 to Current Report on Form 8-K.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   MILLENNIUM PHARMACEUTICALS, INC.
                                   (Registrant)



Date:  January 30, 1998            By:  /s/ Mark J. Levin
                                       ---------------------------------------
                                       Mark J. Levin
                                       Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------



(99.1)+ Agreement dated Ocober 27, 1997 by and between Millennium Pharmaceuticals, Inc., Monsanto Company and Cereon Genomics (formerly Monsanto Agricultural Genomics II LLC.)




-------------------

+ Confidential materials omitted and filed separately with the Securities and Exchange Commission.